Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events

Note 21 - Subsequent Events

1.

On March 14, 2019 the Company signed an agreement to acquire 100% of FameWave Ltd, a privately held biopharmaceutical Company developing CM-24, ("FameWave") from its shareholders in exchange for USD 10 million worth of its newly issued ADSs with a long-term lock-up period, priced at USD 1.23 per ADS, plus 50% warrant coverage based on an exercise price of USD 1.98 per ADS with a 4-year term. In addition, the Company provided a loan to FameWave of up to approximately USD 2 million to be paid to cCAM BioTherapeutics Ltd., a wholly owned subsidiary of Merck Sharp and Dohme Corp., known as "MSD" in Israel, which discovered CM-24, or to repay certain loans provided by FameWave's shareholders. The acquisition closed in January 7, 2020.

Under the terms of the agreement, OrbiMed, Pontifax and Arkin Holdings, leading life-science focused investment funds, are exchanging their shares in FameWave for Kitov ADSs and warrants, and investing USD 3.5 million in Kitov in exchange for additional newly issued ADSs of Kitov. As of January 7, 2020, OrbiMed, Pontifax and Arkin Holdings each hold approximately 11% of Kitov's shares on a non-diluted basis.

2.

In March 2020, in a public offering on the NASDAQ, the Company raised a gross amount of USD 6.0 million (approximately USD 5.2 million net of placement agent fees and other offering related expenses).

In this public offering, the Company issued 9,620,000 ADSs and 10,380,000 pre-funded warrants, 20,000,000 warrants to purchase 20,000,000 ADSs. Each pre-funded warrant is exercisable until March, 2035 at an exercise price of USD 0.0001 and each warrant is exercisable until March, 2025 at an exercise price of USD 0.325 per ADS. In addition, the placement agent in this offering was granted 1,400,000 warrants to purchase 1,400,000 ADSs exercisable until March, 2025 at an exercise price of USD 0.375 per ADS. The Company will also issue 250,000 ADS in a private placement to the previous placement agent in this transaction.

3.	In December 2019, a strain of coronavirus was reported to have surfaced in Wuhan, China, and in 2020 has reached multiple other countries, resulting in government-imposed quarantines, travel restrictions and other public health safety measures in China, the USA, Israel, and other affected countries. The various precautionary measures taken by many governmental authorities around the world in order to limit the spread of the Coronavirus, which has affected and could have an adverse effect on the global markets and its economy, including on the availability and pricing of employees, resources, materials, manufacturing and delivery efforts and other aspects of the global economy. Therefore, the Coronavirus could disrupt production and cause delays in the supply and delivery of products used in our operations, may affect our operation, including the conduct of clinical studies, or the ability of regulatory bodies to grant approvals or supervise our candidates and products, may further divert the attention and efforts of the medical community to coping with the Coronavirus and disrupt the marketplace in which we operate and may have a material adverse effects on our operations. As of the date of March 16, 2020 we cannot estimate the effect of this development, if any.